MEDIA RELEASE
Exhibit 99.1
Rocket Lab Announces Fourth Quarter and Full Year 2025 Financial Results, Posts Record Quarterly Revenue of $180M, Record Annual Revenue of $602M, Delivering Annual Growth of 38% and Growing Backlog 73% Year-on-Year to $1.85B
Guides to record Q1 revenue of $185M - $200M, representing year-on-year growth of 57% at the midpoint of the range
Long Beach, California. February 26, 2026 – Rocket Lab Corporation (Nasdaq: RKLB) (“Rocket Lab”, “the Company”, “we,” “us,” or “our”), a global leader in launch services and space systems, today shared the financial results for fiscal fourth quarter and full year ended December 31, 2025.

Rocket Lab founder and CEO, Sir Peter Beck, said: “2026 was a record-breaking year for Rocket Lab financially and operationally. We delivered record quarterly revenue of $180 million, which brought our full year revenue to a record $602 million, representing 38% growth year on year. We reached a new annual launch record, flying 21 missions across Electron and HASTE with a 100% success rate for the year, and also reached significant qualification milestones in the development of Neutron, our new medium-lift launch vehicle. At the same time we were awarded Rocket Lab’s largest single contract to date, an $816 million contract from the Space Development Agency to design and manufacture 18 satellites for the Tracking Layer Tranche 3 program under the Proliferated Warfighter Space Architecture. It was also the quarter in which two spacecraft we built for NASA and the University of California Berkeley were successfully launched toward Mars for the historic ESCAPADE mission, proving Rocket Lab can deliver decadal class science missions on rapid timelines for a fraction of the cost of traditional interplanetary programs. We ended the year with a record $1.85 billion in backlog, representing 73% year-on-year growth, a figure we look forward to building upon in 2026.”
Business Highlights for the Fourth Quarter 2025, plus updates since December 31, 2025.
•Launched seven missions in Q4 2025, a new quarterly record, and also achieved a new annual launch record with 21 Electron missions flown in 2025 with 100% mission success. Three of these 2025 launches were HASTE (Hypersonic Accelerator Suborbital Test Electron) missions delivering hypersonic suborbital test launch capability, a key priority for the Department of War needed to support initiatives such as Golden Dome.
•Signed more than 30 new launch contracts in 2025 with a diverse customer base spanning U.S. national defense and security, commercial constellations, and new and returning customers.
•Awarded $816m prime contract by the Space Development Agency to design and build a constellation of 18 advanced missile warning, tracking, and defense spacecraft. The contract further cements Rocket Lab’s position as the disruptive and preferred new prime, winning contracts historically reserved for legacy aerospace contractors.
•Twin spacecraft designed, built, and operated by Rocket Lab were successfully launched for NASA and University of California Berkeley’s ESCAPADE mission to Mars.
•Completed production of LOXSAT, an advanced spacecraft designed and built by Rocket Lab to enable an on-orbit cryogenic fueling demonstration for NASA.
•Introduced new advanced silicon solar arrays to power gigawatt-scale space-based data centers spanning kilometers in orbit, harnessing infinitely abundant solar energy to support surging A.I. and compute demand on Earth.
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•Acquired Optical Support Inc, a leader in design and manufacture of custom, high-precision optical and optomechanical instruments. It’s the latest move in Rocket Lab’s vertically integration strategy, bringing high-performance optical payload technology into the Company to unlock high value national security and commercial spacecraft opportunities.
•Acquired Precision Components Limited, expanding Rocket Lab’s high volume, precision manufacturing capabilities.
•Selected by the Missile Defense Agency for the Scalable Homeland Innovative Enterprise Layered Defense (SHIELD) program, positioning Rocket Lab to compete for future launch and space systems contracts up to a total of $151 billion to deliver capabilities to the warfighter with increased agility.
•Welcomed Secretary of War Pete Hegseth to Rocket Lab’s Engine Development Complex in Long Beach as part of the Arsenal of Freedom Tour, highlighting the critical support Rocket Lab provides for defense and national security priorities.
•Successfully qualified Neutron’s Hungry Hippo fairing and delivered it to the Assembly and Integration Complex in Virginia ready for final integration and end-to-end systems testing.
•Completed successful qualification for Neutron’s thrust structure and entered qualification phase for the interstage, both critical development milestones for the Neutron development program.
•Updated the Neutron development schedule following the stage 1 tank test failure, with Neutron’s first launch now targeted for Q4 2026.

First Quarter 2026 Guidance
For the first quarter of 2026, Rocket Lab expects:
•Revenue between $185 million and $200 million.
•GAAP Gross Margins between 34% and 36%.
•Non-GAAP Gross Margins between 39% and 41%.
•GAAP Operating Expenses between $120 million and $126 million.
•Non-GAAP Operating Expenses between $106 million and $112 million.
•Interest Income, net $8.0 million.
•Adjusted EBITDA loss of between $21 million and $27 million.
•Basic Weighted Average Common Shares Outstanding of 605 million, including approximately 46 million of Series A Convertible Participating Preferred Shares.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q1 2026 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $16 million to $18 million in Q1 2026.
Conference Call Information
Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our fourth quarter and full year 2025, to provide our outlook for the first quarter 2026, and other updates.
The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabcorp.com/

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Rocket Lab Investor Relations Contact
Patrick Vorenkamp
investors@rocketlabusa.com
Rocket Lab Media Contact
Morgan Connaughton
media@rocketlabusa.com
About Rocket Lab
Rocket Lab is a leading space company that provides launch services, spacecraft, payloads and satellite components serving commercial, government, and national security markets. Rocket Lab’s Electron rocket is the world’s most frequently launched orbital small rocket; its HASTE rocket provides hypersonic test launch capability for the U.S. government and allied nations; and its Neutron launch vehicle in development will unlock medium launch for constellation deployment, national security and exploration missions. Rocket Lab’s spacecraft and satellite components have enabled more than 1,700 missions spanning commercial, defense and national security missions including GPS, constellations, and exploration missions to the Moon, Mars, and Venus. Rocket Lab is a publicly listed company on the Nasdaq stock exchange (RKLB). Learn more at www.rocketlabcorp.com.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the first quarter of 2026, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development and anticipated timeline to launch, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.investors.rocketlabcorp.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

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Use of Non-GAAP Financial Measures
We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:
Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.
Other Non-GAAP Financial Measures
Non-GAAP gross profit, gross margin, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2025 AND 2024
(unaudited; in thousands, except share and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Revenues:
Product revenues	$94,046	$84,003	$371,617	$289,851
Service revenues	85,606	48,385	230,182	146,363
Total revenues	179,652	132,388	601,799	436,214
Cost of revenues:
Cost of product revenues	64,446	60,620	252,848	213,835
Cost of service revenues	46,974	34,951	141,770	106,230
Total cost of revenues	111,420	95,571	394,618	320,065
Gross profit	68,232	36,817	207,181	116,149
Operating expenses:
Research and development, net	78,779	48,255	270,716	174,394
Selling, general and administrative	40,495	40,111	165,303	131,556
Total operating expenses	119,274	88,366	436,019	305,950
Operating loss	(51,042)	(51,549)	(228,838)	(189,801)
Other income (expense):
Interest expense	(5,019)	(6,714)	(26,489)	(26,179)
Interest income	9,589	4,936	25,512	22,225
(Loss) gain on foreign exchange	(228)	378	(463)	(87)
Other income, net	5,056	1,279	4,381	4,431
Total other income (expense), net	9,398	(121)	2,941	390
Loss before income taxes	(41,644)	(51,670)	(225,897)	(189,411)
(Provision) benefit for income taxes	(11,278)	(675)	27,688	(764)
Net loss	$(52,922)	$(52,345)	$(198,209)	$(190,175)
Net loss per share attributable to Rocket Lab Corporation:
Basic and diluted	$(0.09)	$(0.10)	$(0.37)	$(0.38)
Weighted-average common shares outstanding:
Basic and diluted	572,518,399	501,748,897	530,664,781	495,929,861
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2025 AND 2024
(unaudited; in thousands, except share and per share values)

	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$828,660	$271,042
Marketable securities, current	187,917	147,948
Accounts receivable, net	39,001	36,440
Contract assets	61,606	63,108
Inventories	158,407	119,074
Prepaids and other current assets	89,953	55,009
Total current assets	1,365,544	692,621
Non-current assets:
Property, plant and equipment, net	319,473	194,838
Intangible assets, net	224,746	58,637
Goodwill	205,750	71,020
Right-of-use assets - operating leases	90,371	53,664
Right-of-use assets - finance leases	13,895	14,396
Marketable securities, non-current	82,247	60,686
Restricted cash	4,885	4,260
Deferred income tax assets, net	1,895	3,010
Other non-current assets	15,672	31,210
Total assets	$2,324,478	$1,184,342
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$72,699	$53,059
Accrued expenses	19,299	19,460
Employee benefits payable	25,803	20,847
Contract liabilities	195,438	216,160
Current installments of long-term borrowings	—	12,045
Other current liabilities	21,237	17,954
Total current liabilities	334,476	339,525
Non-current liabilities:
Convertible senior notes, net	152,395	345,392
Long-term borrowings, net, excluding current installments	1,716	44,049
Non-current operating lease liabilities	85,191	51,965
Non-current finance lease liabilities	14,653	14,970
Deferred tax liabilities	1,241	891
Other non-current liabilities	12,952	5,097
Total liabilities	602,624	801,889
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Preferred stock, $0.0001 par value; authorized shares: 100,000,000; issued and outstanding shares: 45,951,250 and 0 at December 31, 2025 and December 31, 2024, respectively	5	—
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued shares: 589,525,802 and 504,453,785 at December 31, 2025 and December 31, 2024, respectively; outstanding shares 543,574,552 and 504,453,785 at December 31, 2025 and December 31, 2024, respectively	54	50
Treasury stock, at cost; shares: 45,951,250 and 0 at December 31, 2025 and December 31, 2024, respectively	—	—
Additional paid-in capital	2,735,669	1,198,909
Accumulated deficit	(1,011,910)	(813,701)
Accumulated other comprehensive loss	(1,964)	(2,805)
Total stockholders’ equity	1,721,854	382,453
Total liabilities and stockholders’ equity	$2,324,478	$1,184,342
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024
(unaudited; in thousands)

	Years Ended December 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(198,209)	$(190,175)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	43,935	33,655
Stock-based compensation expense	71,099	56,816
Loss (gain) on disposal of assets	2,613	(2,828)
Loss on extinguishment of long-term debt	5,926	1,330
Amortization of debt issuance costs and discount	3,140	3,091
Noncash lease expense	8,288	5,951
Change in the fair value of contingent consideration	(10,624)	(218)
Accretion of marketable securities purchased at a discount	(2,245)	(2,901)
Deferred income taxes	(30,667)	599
Changes in operating assets and liabilities:
Accounts receivable, net	667	(1,428)
Contract assets	2,296	(50,161)
Inventories	(39,885)	(12,398)
Prepaids and other current assets	(15,460)	7,591
Other non-current assets	15,834	(12,922)
Trade payables	10,220	24,800
Accrued expenses	(1,931)	9,086
Employee benefits payable	1,523	5,304
Contract liabilities	(21,606)	76,865
Other current liabilities	849	3,249
Non-current lease liabilities	(11,507)	(6,405)
Other non-current liabilities	223	2,209
Net cash used in operating activities	(165,521)	(48,890)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(156,285)	(67,093)
Proceeds on disposal of assets, net	397	12,542
Cash paid for business combinations and asset acquisitions, net of acquired cash	(132,441)	—
Purchases of marketable securities	(275,319)	(162,161)
Maturities of marketable securities	212,868	116,242
Sale of marketable securities	3,383	2,143
Net cash used in investing activities	(347,397)	(98,327)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ATM Equity Offerings	1,146,057	—
Issuance costs related to ATM Equity Offerings	(26,514)	—
Proceeds from the exercise of stock options	2,572	3,507
Proceeds from Employee Stock Purchase Plan	11,047	5,683
Proceeds from sale of employees restricted stock units to cover taxes	113,346	35,254
Minimum tax withholding paid on behalf of employees for restricted stock units	(113,487)	(35,336)
Finance lease principal payments	(268)	(329)
Purchase of capped calls related to issuance of convertible senior notes	—	(43,168)
Proceeds from issuance of convertible senior notes	—	355,000
Proceeds from secured term loan	26,716	—
Repayments on secured term loans	(87,920)	(51,724)
Payment of debt issuance costs	(278)	(12,205)
Net cash provided by financing activities	1,071,271	256,682
Effect of exchange rate changes on cash and cash equivalents	(110)	(597)
Net increase in cash and cash equivalents and restricted cash	558,243	108,868
Cash and cash equivalents, and restricted cash, beginning of period	275,302	166,434
Cash and cash equivalents, and restricted cash, end of period	$833,545	$275,302

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ROCKET LAB CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2025 AND 2024
(unaudited; in thousands)
The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
NET LOSS	$(52,922)	$(52,345)	$(198,209)	$(190,175)
Depreciation	7,308	5,854	25,369	20,367
Amortization	7,436	3,285	18,566	13,288
Stock-based compensation expense	18,205	16,872	71,099	56,816
Transaction costs	767	2,187	12,271	2,594
Interest expense	5,019	6,714	26,489	26,179
Interest income	(9,589)	(4,936)	(25,512)	(22,225)
Change in fair value of contingent consideration	(10,624)	—	(10,624)	(218)
Provision (benefit) for income taxes	11,278	675	(27,688)	764
Loss (gain) on foreign exchange	228	(378)	463	87
Accretion of marketable securities and cash equivalents purchased at a discount	(658)	(650)	(2,468)	(2,922)
Loss (gain) on disposal of assets	257	(472)	2,613	(2,828)
Employee retention credit	—	—	515	—
Loss on extinguishment of debt	5,926	—	5,926	1,330
ADJUSTED EBITDA	$(17,369)	$(23,194)	$(101,190)	$(96,943)
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	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
GAAP Gross profit	$68,232	$36,817	$207,181	$116,149
Stock-based compensation	5,282	6,452	17,633	16,657
Amortization of purchased intangibles and favorable lease	6,069	1,751	13,841	6,998
Employee retention credit	—	—	278	—
Non-GAAP Gross profit	$79,583	$45,020	$238,933	$139,804
Non-GAAP Gross margin	44.3%	34.0%	39.7%	32.0%

GAAP Research and development, net	$78,779	$48,255	$270,716	$174,394
Stock-based compensation	(6,017)	(1,966)	(22,072)	(15,626)
Amortization of purchased intangibles and favorable lease	—	(226)	(329)	(912)
Employee retention credit	—	—	(88)	—
Non-GAAP Research and development, net	$72,762	$46,063	$248,227	$157,856

GAAP Selling, general and administrative	$40,495	$40,111	$165,303	$131,556
Stock-based compensation	(6,906)	(8,454)	(31,394)	(24,533)
Amortization of purchased intangibles and favorable lease	(1,096)	(1,046)	(3,346)	(4,320)
Transaction costs	(767)	(2,187)	(12,271)	(2,594)
Change in fair value of contingent consideration	—	—	—	218
Employee retention credit	—	—	(149)	—
Non-GAAP Selling, general and administrative	$31,726	$28,424	$118,143	$100,327

GAAP Operating expenses	$119,274	$88,366	$436,019	$305,950
Stock-based compensation	(12,923)	(10,420)	(53,466)	(40,159)
Amortization of purchased intangibles and favorable lease	(1,096)	(1,272)	(3,675)	(5,232)
Transaction costs	(767)	(2,187)	(12,271)	(2,594)
Change in fair value of contingent consideration	—	—	—	218
Employee retention credit	—	—	(237)	—
Non-GAAP Operating expenses	$104,488	$74,487	$366,370	$258,183

GAAP Operating loss	$(51,042)	$(51,549)	$(228,838)	$(189,801)
Total non-GAAP adjustments	26,137	22,082	101,401	71,422
Non-GAAP Operating loss	$(24,905)	$(29,467)	$(127,437)	$(118,379)

GAAP Total other income (expense), net	$9,398	$(121)	$2,941	$390
Loss (gain) on foreign exchange	228	(378)	463	87
Loss (gain) on disposal of assets	257	(472)	2,613	(2,828)
Loss on extinguishment of debt	5,926	—	5,926	1,330
Change in fair value of contingent consideration	(10,624)	—	(10,624)	—
Non-GAAP Total other income (expense), net	$5,185	$(971)	$1,319	$(1,021)
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